UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 27, 2014

RAIT Financial Trust
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	1-14760	23-2919819
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2929 Arch St., 17th Floor, Philadelphia, Pennsylvania		19104
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(215) 243-9000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On October 27, 2014, RAIT Financial Trust issued a press release announcing the pricing of a non-recourse, floating-rate commercial mortgage backed securities transaction. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. On October 29, 2014, this transaction was completed.

On October 27, 2014, we filed a prospectus supplement, or the DRSPP prospectus supplement, to our shelf registration statement on Form S-3 (File No. 333-195547), or the 2014 registration statement, registering the offer and sale of up to 7,772,217 of our common shares, or the remaining shares, that remain available for issuance pursuant to our dividend reinvestment and share purchase plan, or DRSPP, under the Securities Act of 1933, as amended, or the Securities Act. The 2014 registration statement was declared effective by the Securities and Exchange Commission, or the SEC, as of May 13, 2014. RAIT had previously filed a registration statement on Form S-3 (File No. 333-177324), or the 2011 registration statement, to register the offer and sale of its common shares pursuant to the DRSPP under the Securities Act, which 2011 registration statement was declared effective by the SEC as of October 28, 2011. Pursuant to Rule 415(a)(5) promulgated under the Securities Act, future offers and sales under the 2011 registration statement will be restricted as of October 28, 2014. As a result, effective upon the filing of the DRSPP prospectus supplement, all offers and sales of our common shares pursuant to the DRSPP are made pursuant to the DRSPP prospectus supplement and are no longer made pursuant to the 2011 registration statement. A copy of the opinion of Duane Morris LLP relating to the legality of the issuance and sale of our common shares pursuant to the DRSPP is attached to this Current Report on Form 8-K as Exhibit 5.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No. Description

5.1 Opinion of Duane Morris LLP regarding legality.
23.1 Consent of Duane Morris LLP (included in Exhibit 5.1).
99.1 Press Release

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAIT Financial Trust

October 29, 2014	By:	/s/ James J. Sebra

Name: James J. Sebra
Title: Chief Financial Officer and Treasurer

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Exhibit Index

Exhibit No.	Description

5.1	Opinion of Duane Morris LLP regarding legality (including Exhibit 23.1 Consent of Duane Morris LLP).
99.1	Press Release.